N'COMPASS SOLUTIONS, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

TABLE OF CONTENTS

FINANCIAL STATEMENTS

DKM

CERTIFIED PUBLIC ACCOUNTANTS

Accounting • Auditing • Assurance

2451 N. McMullen Booth Road Suite.308 Clearwater, FL 33759 Toll fee: 855.334.0934 Fax: 800.581.1908

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

N’compass Solutions, Inc.

We have audited the accompanying balance sheet of N’compass Solutions, Inc. as of December 31, 2013 and 2012, and the related statement of operations, stockholders’ deficiency, and cash flows of the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of N’compass Solutions, Inc as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DKM Certified Public Accountants

DKM Certified Public Accountants

Clearwater, Florida

November 12, 2014

PCAOB Registered
AICPA Member

N’COMPASS SOLUTIONS, INC.

BALANCE SHEETS

DECEMBER 31,

	2013	2012
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$102,316	$248,468
Accounts Receivable	2,140,156	1,307,043
Notes Receivable - Related Parties	97,923	144,188
Other Current Assets	23,461	38,040
Total Current Assets	2,363,856	1,737,739

PROPERTY AND EQUIPMENT, Net	72,827	104,435

OTHER ASSETS
Goodwill	278,042	278,042
Other Assets	87,607	68,392
Total Other Assets	365,649	346,434

Total Assets	$2,802,332	$2,188,608

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Line of Credit	$277,988	$285,836
Accounts Payable	1,298,990	333,039
Note Payable - Related Parties	208,048	206,000
Notes Payable	83,675	79,431
Accrued Expenses	103,467	219,561
Deferred Revenue	75,000	113,610
Accrued Distributions	126,770	81,818
Total Current Liabilities	2,173,938	1,319,295

LONG-TERM LIABILITIES
Notes Payable	7,038	90,713
Notes Payable - Related Party	95,373	126,630
Total Long Term Liabilities	102,411	217,343

Total Liabilities	$2,276,349	$1,536,638

STOCKHOLDERS' EQUITY
Common Stock, $.01 par value; Authorized 50,000,000 shares; Issued - 3,550,000 and 3,550,000 shares, respectively	$35,500	$35,500
Additional Paid in Capital	120,622	120,622
Retained Earnings	369,861	495,848
Total Stockholders' Equity	$525,983	$651,970

Total Liabilities and Stockholders' Equity	$2,802,332	$2,188,608

Financial Statements should be read with the accompanying footnotes.

N’COMPASS SOLUTIONS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2013

	2013	2012

REVENUE	$9,838,375	$9,372,471

COST OF REVENUE	7,581,060	6,922,644

GROSS PROFIT	2,257,315	2,449,827

OPERATING EXPENSES
Sales and Marketing	1,074,246	1,151,667
General and Administrative	1,096,347	1,357,850
Total Operating Expenses	2,170,593	2,509,517

INCOME (LOSS) FROM OPERATIONS	86,722	(59,690)

OTHER INCOME (EXPENSE)
Other Income	52	30
Gain on asset disposal	-	56,247
Interest Expense	(36,093)	(34,152)
Total Other Expense	(36,041)	22,125

NET LOSS	$50,681	$(37,565)

Financial Statements should be read with the accompanying footnotes.

N’COMPASS SOLUTIONS, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31,

			Additional		Total
	Number of	Common	Paid-In	Retained	Stockholders'
	Shares*	Stock	Capital	Earnings	Equity
BALANCE, DECEMBER 31, 2011	4,550,000	$45,500	$305,622	$630,231	$981,353

Net Loss	-	-	-	(37,565)	(37,565)

Owner Buyout	(1,000,000)	(10,000)	(185,000)	-	(195,000)

Distributions	-			(96,818)	(96,818)

BALANCE, DECEMBER 31, 2012	3,550,000	35,500	120,622	495,848	651,970

Net Loss	-	-	-	50,681	50,681

Distributions	-	-		(176,668)	(176,668)

BALANCE, DECEMBER 31, 2013	3,550,000	$35,500	$120,622	$369,861	$525,983

*The Company had 3,550,000 shares of stock issued and outstanding; $0.01 par value per share; 50,000,000 shares authorized.

Financial Statements should be read with the accompanying footnotes.

N’COMPASS SOLUTIONS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Profit (Loss)	$50,681	$(37,565)
Adjustments to Reconcile Net Income to Net
Cash Provided (Used) by Operating Activities:
Depreciation	35,529	74,274
(Gain) Loss on Sale of PP&E	-	-
(Increase) Decrease in Operating Assets:
Accounts Receivables	(833,113)	508,410
Other Current Assets	(4,636)	-
Increase (Decrease) in Operating Liabilities:
Accounts Payable	965,951	(427,805)
Accrued Expenses	(115,663)	111,309
Deferred Revenue	(38,610)	77,828
Net Cash Provided (Used) by Operating Activities	$60,139	306,451

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	($3,921)	(35,674)
Proceeds from Notes Receivable	46,265	(144,188)
Net Cash Used by Investing Activities	$42,344	(179,862)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Change in Line of Credit	$(7,848)	$(5,000)
Common Stock	-	-
Payments on LTD	(109,071)	(92,006)
Proceeds from LTD	-	111,742
Stockholder Distributions	(131,716)	(15,000)
Net Cash Used by Financing Activities	$(248,635)	$(264)

NET INCREASE (DECREASE) IN CASH	(146,152)	126,325

Cash and Cash Equivalents - Beginning of Year	$248,468	$122,143

CASH AND CASH EQUIVALENTS - END OF YEAR	$102,316	$248,468

SUPPLEMENTAL AND NONCASH DISCLOSURES
Accrued Distributions	$44,952	$81,818

Non-Cash Payment of Debt		207,150

Cash Paid for Interest	$18,289	$34,152

Financial Statements should be read with the accompanying footnotes.

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 1

BUSINESS SUMMARY AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

N'Compass Solutions, Inc. collaborates with mid-size to Fortune 500 companies, large non- profits, government agencies and educational institutions to align IT strategies with business goals and objectives. This includes consulting services, server maintenance, software-as-a- service (SaaS), and hardware resale.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less when purchased which are readily convertible to cash.

Accounts Receivable

The Company grants credit to customers in the ordinary course of business. Accounts receivable are initially recorded at fair value upon the sale of products or services to customers and are stated net of allowances for uncollectible accounts, which represent estimated losses resulting from the inability of customers to make the required payments. When determining the allowance for uncollectible accounts, the Company takes several factors into consideration including the overall composition of accounts receivable aging, the Company’s prior history of accounts receivable write-offs, the type of customers and the Company’s day-to-day knowledge of specific customers. The Company writes off accounts receivable when they become uncollectible and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company has an allowance for doubtful accounts of $53,129 and $14,017 for the years ended December 31, 2013 and 2012, respectively.

Notes Receivable – Related Parties

The company believes the related  party notes receivable will be collected in full and accordingly no reserve has been recorded related to this balance.

Property and Equipment

Property and equipment are stated at cost. Major replacements and improvements are capitalized while maintenance and repairs are expensed as incurred.

Depreciation is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the related assets, which range from three to seven years.

Property and equipment consists of the following:

	2013	2012
Computer Equipment and Software	753,710	749,966
Furniture and Fixtures	198,863	198,863
Total Property and Equipment - Cost	952,573	948,829
Less: Accumulated Depreciation	(879,746)	(844,394)
Total Property and Equipment - Net	72,827	104,435

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill and Other Intangible Assets

Goodwill is recognized as a result of a business combination where the price paid for the acquired business has exceeded the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. The Company evaluates goodwill on an annual basis for potential impairment by reviewing for potential impairment if a triggering event occurs that indicates the Company’s fair value may be below its carrying value. When impairment is likely, the Company will calculate goodwill impairment as the amount the Company’s carrying value including goodwill exceeds it fair value. The Company evaluated the goodwill and determined there was no impairment during the years ended December 31, 2013 and 2012.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no indicators of impairment during the years ended December 31, 2013 and 2012.

Research and Product Development

Expenditures for research and product development costs are expensed as incurred. Costs related to the development of software products are capitalized between the time when technological feasibility has been established and when the product is available for general release to customers. The Company’s research and product development costs primarily relate to product development during the period prior to technological feasibility and are charged to operations as incurred. Expenditures for acquired technology with no alternative future use are expensed as research and product development costs. The Company did not capitalize any costs during the years ended December 31, 2013 and 2012.

Revenue Recognition

The majority of customer revenue is generated through providing consulting services and equipment resale. Revenue is also generated by providing software-as-a-service (SaaS) and server maintenance. Revenue is generally recognized when:

?

Evidence of an arrangement exists;

?

Delivery has occurred;

?

Fees are fixed or determinable; and

?

Collection is considered probable.

The Company invoices consulting services fees either on a time and material basis or on a fixed-price schedule. For time and material contracts, revenue is recognized as work is performed. Revenue is recognized on fixed-price schedules ratably over the life of the project.

Equipment resale revenue is recognized when the equipment ships. SaaS and server maintenance revenues are recognized monthly as the services are performed.

Deferred revenue represents deposits made for future services.

Income Taxes

The Company and its stockholder elected to be treated as an S Corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholder of an S Corporation are taxed on their proportionate share of the Company's income.

The Company has evaluated its tax positions and determined that it has no uncertain positions as of December 31, 2013, and December 31, 2012. The Company’s 2010 through 2013 tax years are open for examination by federal and state taxing authorities.

Presentation of Tax Collected from Customers

The Company collects various types of tax from its customers and remits the entire amount to the appropriate government authority. The Company’s accounting policy is to exclude the tax collected and remitted to the governmental authority from revenue and cost of sales.

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk

The Company maintains all of its cash deposits with a major financial institution. At times, these deposits may be in excess of FDIC insurance limits.

At December 31, 2013 the company had two customers that were approximately 28% of the total outstanding receivable balance.

At December 31, 2012 the company had two customers that were approximately 58% of the total outstanding receivable balance.

The Company had sales to three customers that were 36% of total revenues for the year ended December 31, 2013.

The Company had sales to three customers that were 30% of total revenues for the year ended December 31, 2012.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense was $20,605 and $7,500 for the years ended December 31, 2013 and 2012, respectively.

Changes in accounting standards

Management does not believe any recently issued but not yet effective accounting pronouncements, if adopted, would have a material effect on the Company’s present or future financial statements.

NOTE 2

LINE OF CREDIT

The Company has a revolving line of credit financing agreement with available credit of $500,000 which expires on January 17, 2015. The line is secured by all corporate assets and the personal guarantee of the stockholder. The outstanding balance was $277,988 and $285,836 at December 31, 2013 and 2012, respectively.

NOTE 3

LONG TERM DEBT

Long Term debt consists of the following:

Description	December 31, 2013	December 31, 2012
Note Payable - Bank, 240,000 original principal, 36 month term$7,193 due the 11th monthly, 5% Interest	90,713	170,144
Total	90,713	170,144
Less Current	(83,675)	(79,431)
Total Long Term	7,038	90,713

	Year	Amount
	2015	7,038
	2016	-
	Total	7,038

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 4

COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases two corporate office spaces under non-cancelable operating lease agreements. For 2012, one agreement was with an entity under common ownership. The office space leases require the Company to pay certain annual operating costs, including maintenance, insurance and real estate taxes. The current lease includes escalating monthly rental payments which range from approximately $29,000 to $36,000. The additional space is a six-year lease beginning November 1, 2010 and ending on October 31, 2016. The Company recognizes rent on a straight line basis resulting in a deferred rent liability, which is included in accrued expenses on the balance sheet. Rent expense under all operating leases for the years ended December 31, 2013 and 2012 was $355,710 and $391,730, respectively.

Future minimum lease payments, excluding operating costs is as follows:

Year Ending December 31,	Amount
2014	100,616
2015	42,109
2016	52,728
Total	195,453

Litigation

PENDING LITIGATION: Gerald J. Hansen,  Plaintiff v. N’compass Solutions, Inc., Christopher J. Flaherty, Christopher J. Pinc, and Kristi Paul, Defendants Hennepin County, Minnesota State District Court File Number 27-CV-12-20218 Minnesota Court of Appeals Court File Number A14-0869.

An evaluation of the likelihood of an unfavorable outcome and an estimate, if one can be made, of the amount or range of potential loss. The Company has prevailed against Hansen’s claims at the trial and post-trial stages. The litigation is being defended vigorously and the Company has meritorious defenses and counterclaims. While no assurance can be given as to the outcome, we believe the Company should prevail at the appellate level as well.

Buy-Sell Agreement

The Company has entered into an agreement with some key personnel which states that upon the death of such key person, the Company is required to redeem outstanding shares at fair market value. The Company  currently  has life insurance policies on such key personnel to help fund this obligation. The Company also has an option to establish a promissory note to pay any amounts due that exceed life insurance.

NOTE 5

RELATED PARTY TRANSACTIONS

As disclosed in Note 4, the Company leased their facility from an entity under common ownership.

The Company has a Note Receivable due from a related party for build out loan on property. The loan is due on demand.

Description	December 31, 2013	December 31, 2012
Note Payable – G. Hansen Buyout, $195,000 original principal, $39,000 due 9/30 yearly for 5 years, 6% Interest	126,791	156,000
Total	126,791	156,000
Less Current	(31,418)	(29,370)
Total Long Term	95,373	126,630

	Year	Amount
	2015	33,304
	2016	62,069
	Total	95,373

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 5

RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a note payable to Tom Frahm – related party to an individual shareholder. The note only pays monthly interest amounts based on fixed seven percent annual rate and is due on demand. As of December 31 2013 and 2012 the outstanding principal was $176,630.

NOTE 6

STOCKHOLDER’S EQUITY

The Company has 50,000,000 authorized shares of Common Stock at $0.01 par value.

On December 31, 2013, the Company had 3,550,000 shares of Common Stock outstanding which include one voting right for every share of Common Stock.

On May 17, 2012, N’compass purchased all of the 1,000,000 shares of one stockholder at purchase price of $195,000. The purchase price was $.195 per share.

NOTE 7

EMPLOYEE BENEFIT PLAN

The Company maintains a 401(k) plan which covers substantially all employees meeting certain service requirements as described in the Summary Plan Description.

NOTE 8

SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure.

In February 2014, related party sold property rented to N’compass. N’compass consolidated operations into space under the six year lease as disclosed in Note 4.

In August of 2014, N’compass completed the sale of the hardware resale business. The decision was made in July 2014 to sell the hardware resale segment to further focus the Company on its transition to a software and services business.

Results of the hardware resale business are as follows:

	December 31, 2013	December 31, 2012
Revenue	$5,959,630	$5,313,206

Cost Of Revenue	5,027,589	4,473,773
Net Profit	$932,041	$839,433

Estimated Gain of the hardware resale business from August 1, 2014 to February 1, 2017 is as follows:

Consideration Received:

Cash	$50,000
Future cash payments (shown at net present value)	796,094
Total Consideration	$846,094
Fair value of identifiable assets acquired and liabilities sold:
Goodwill	278,042
Gain on sale	$568,052

In February of 2014, N’compass re-financed its Line of Credit and Term Loan (disclosed in Note 3). Line of Credit is in the amount of 500,000 with an interest rate of 5.5% maturing on January 17, 2015. The Term Loan original principal is in the amount $84,100 with an interest rate of 4.5% and a term of 5 years maturing on January 17, 2019.

N'COMPASS SOLUTIONS, INC.

FINANCIAL STATEMENTS

PERIODS ENDED SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

TABLE OF CONTENTS

FINANCIAL STATEMENTS

2451 N. McMullen Booth Road Suite.308 Clearwater, FL 33759 Toll fee: 855.334.0934 Fax: 800.581.1908

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

N’compass Solutions, Inc.

We have reviewed the accompanying balance sheets of N’compass Solutions, Inc. as of September 30, 2014, and the related statements of operations and retained earnings, and cash flows for the nine months ended September 30, 2014 and . These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ DKM Certified Public Accountants

DKM Certified Public Accountants

Clearwater, Florida

November 12, 2014

PCAOB Registered
AICPA Member

N’COMPASS SOLUTIONS, INC.

BALANCE SHEETS

ASSETS	September 30, 2014 (Reviewed)	December 31, 2013 (Audited)
CURRENT ASSETS
Cash and Cash Equivalents	$20,534	$102,316
Accounts Receivable	412,480	2,140,156
Notes Receivable - Related Parties	89,930	97,923
Other Current Assets	-	23,461
Total Current Assets	$433,014	$2,363,856

PROPERTY AND EQUIPMENT, Net	57,333	72,827

OTHER ASSETS
Goodwill	277,998	278,042
Other Assets	91,208	87,607
Total Other Assets	459,135	365,649
Total Assets	$949,482	$2,802,332

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Line of Credit	$344,091	$277,988
Accounts Payable	193,515	1,298,990
Note Payable - Related Parties	176,630	208,048
Note Payable	-	83,675
Accrued Expenses	179,930	103,467
Deferred Revenue	39,892	75,000
Accrued Distributions	-	126,770
Total Current Liabilities	934,058	2,173,938

LONG-TERM LIABILITIES
Notes Payable	161,616	7,0383
Notes Payable - Related Party	-	95,373
Total Long-Term Liabilities	161,616	102,411
Total Liabilities	$1,095,674	$2,276,349

STOCKHOLDERS' EQUITY
Common Stock, $.01 par value; Authorized 50,000,000 shares; Issued - 3,550,000 and 3,550,000 shares, respectively	$35,500	$35,500
APIC	120,622	120,622
Retained Earnings	(302,314)	369,861
Total Stockholder’s Equity	$(146,192)	$525,983
Total Liabilities and Stockholder’s Equity	$949,482	$2,802,332

Financial Statements should be read with the accompanying footnotes.

N'COMPASS SOLUTIONS, INC.

STATEMENTS OF OPERATIONS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

		September 30, 2014 (Reviewed)	December 31, 2013 (Audited)

REVENUES	$	$ 3,888,108	$9,838,375

COST OF REVENUE		3,148,430	7,581,060

GROSS PROFIT		739,678	2,257,315

OPERATING EXPENSES
Sales and Marketing		796,977	1,074,246
General and Administrative		624,597	1,096,347
Total Operating Expenses		1,421,574	2,170,593

INCOME (LOSS) FROM OPERATIONS		(681,896)	86,722

OTHER INCOME (EXPENSE)
Other Income		-	52
Gain on asset disposal		47,886	-
Interest Expense		(38,166)	(36,093)
Total Other Expense		9,720	(36,041)

NET INCOME (LOSS)		$(672,176)	$50,681

Financial Statements should be read with the accompanying footnotes.

N'COMPASS SOLUTIONS, INC.

STATEMENTS OF STAKEHOLDERS’ EQUITY

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

	Number of Shares	Common Stock	Additional Paid-In Capital	Retained Earnings	Total Stockholders' Equity
BALANCE, DECEMBER 31, 2013	3,550,000	$35,500	$120,622	$369,861	$525,983
					-
Net Loss	-	-	-	(672,176)	(672,176)

Distributions	-	-	-	-	-

BALANCE, SEPTEMBER 30, 2014	3,550,000	$35,500	$120,622	$(302,314)	$(146,192)

* The Company had 3,550,000 shares of stock issued and outstanding; $0.01 par value per share; 50,000,000 shares authorized.

Financial Statements should be read with the accompanying footnotes.

N'COMPASS SOLUTIONS, INC.

STATEMENTS OF CASH FLOWS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

	September 30, 2014 (Reviewed)		December 31, 2013 (Audited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Profit (Loss)	$(672,176)		$50,681
Adjustments to Reconcile Net Income to Net
Cash Provided (Used) by Operating Activities:
Depreciation	20,704		35,529
(Gain) Loss on Sale of PP&E	(47,866)		-
(Increase) Decrease in Operating Assets:
Accounts Receivables	1,727,675		(833,113)
Other Assets	19,883		(4,636)
Increase (Decrease) in Operating Liabilities:
Accounts Payable	(1,105,474)		965,951
Accrued Expenses	76,032		(115,663)
Deferred Revenue	(35,108)		(38,610)
Net Cash Provided (Used) by Operating Activities	$(16,330)		$$60,139

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	42,678		($3,921)
Proceeds from Notes Receivable	-		46,265
Net Cash Used by Investing Activities	$42,678		$$42,344

CASH FLOWS FROM FINANCING ACTIVITIES
Net Change in Line of Credit	66,103		(7,848)
Common Stock	-		-
Payments on LTD	(47,464)		(109,071)
Proceeds from LTD	-		-
Stockholder Distributions	(126,770)		(131,716)
Net Cash Used by Financing Activities	(108,131)		(248,635)

NET INCREASE (DECREASE) IN CASH	(81,783)		(146,152)

Cash and Cash Equivalents - Beginning of Year	$102,316		$248,468

CASH AND CASH EQUIVALENTS - END OF YEAR	$20,533		$102,316

SUPPLEMENTAL AND NONCASH DISCLOSURES
Accrued Distributions	$-		$44,952

Non-Cash Payment of Debt	$368,701	$

Cash Paid for Interest	$31,560		$18,289

Financial Statements should be read with the accompanying footnotes.

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 1

BUSINESS SUMMARY AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

N'compass Solutions, Inc. collaborates with mid-size to Fortune 500 companies, large non-profits, government agencies and educational institutions to align IT strategies with business goals and objectives. This includes consulting services, server maintenance and software-as-a-service (SaaS) through the Company’s LIVE platform.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less when purchased which are readily convertible to cash.

Accounts Receivable

The Company grants credit to customers in the ordinary course of business. Accounts receivable are initially recorded at fair value upon the sale of products or services to customers and are stated net of allowances for uncollectible accounts, which represent estimated losses resulting from the inability of customers to make the required payments. When determining the allowance for uncollectible accounts, the Company takes several factors into consideration including the overall composition of accounts receivable aging, the Company’s prior history of accounts receivable write-offs, the type of customers and the Company’s day-to-day knowledge of specific customers. The Company writes off accounts receivable when they become uncollectible and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company has an allowance for doubtful accounts of $12,425 and $53,129 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.

Notes Receivable – Related Parties

The company believes the related party notes receivable will be collected in full and accordingly no reserve has been recorded related to this balance.

Property and Equipment

Property and equipment are stated at cost. Major replacements and improvements are capitalized while maintenance and repairs are expensed as incurred.

Depreciation is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the related assets, which range from three to seven years. Property and equipment consists of the following as of September 30, 2014, and December 31, 2013:

	September 30, 2014	December 31, 2013
Computer Equipment and Software	653,275	753,710
Furniture and Fixtures		198,863
Total Property and Equipment - Cost	653,275	952,573
Less: Accumulated Depreciation	(595,942)	(879,746)
Total Property and Equipment - Net	57,333	72,827

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill and Other Intangible Assets

Goodwill is recognized as a result of a business combination where the price paid for the acquired business has exceeded the fair value of its identified net assets. Identifiable intangible assets are recognized at their fair value when acquired. The Company evaluates goodwill on an annual basis for potential impairment by reviewing for potential impairment if a triggering event occurs that indicates the Company’s fair value may be below its carrying value. When impairment is likely, the Company will calculate goodwill impairment as the amount the Company’s carrying value including goodwill exceeds it fair value. The Company evaluated the goodwill and determined there was no impairment during the nine months ended September 30, 2014 and 2013.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no indicators of impairment during the nine months ended September 30, 2014 and 2013.

Research and Product Development

Expenditures for research and product development costs are expensed as incurred. Costs related to the development of software products are capitalized between the time when technological feasibility has been established and when the product is available for general release to customers. The Company’s research and product development costs primarily relate to product development during the period prior to technological feasibility and are charged to operations as incurred. Expenditures for acquired technology with no alternative future use are expensed as research and product development costs. The Company did not capitalize any costs during the nine months ended September 30, 2014 and 2013.

Revenue Recognition

The majority of customer revenue is generated through providing consulting services and in the past equipment resale. Revenue is also generated by providing software-as-a-service (SaaS) and server maintenance. Revenue is generally recognized when:

•

Evidence of an arrangement exists;

•

Delivery has occurred;

•

Fees are fixed or determinable; and

•

Collection is considered probable.

The Company invoices consulting services fees either on a time and material basis or on a fixed-price schedule. For time and material contracts, revenue is recognized as work is performed. Revenue is recognized on fixed-price schedules ratably over the life of the project.

Equipment resale revenue is recognized when the equipment ships. SaaS and server maintenance revenues are recognized monthly as the services are performed.

Deferred revenue represents deposits made for future services.

Income Taxes

The Company and its stockholders elected to be treated as an S corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's income.

The Company has evaluated its tax positions and determined that it has no uncertain positions as of September 30, 2014, and December 31, 2013. The Company’s 2010 through 2013 tax years are open for examination by federal and state taxing authorities.

Presentation of Tax Collected from Customers

The Company collects various types of tax from its customers and remits the entire amount to the appropriate government authority. The Company’s accounting policy is to exclude the tax collected and remitted to the governmental authority from revenue and cost of sales.

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk

The Company maintains all of its cash deposits with a major financial institution. At times, these deposits may be in excess of FDIC insurance limits.

At September 30, 2014 the company had 2 customers that were approximately 51% of the total outstanding receivable balance.

At September 30, 2013 the company had 4 customers that were approximately 43% of the total outstanding receivable balance.

The Company had sales to 6 customers that were 49% of total revenues for the nine months ended September 30, 2014.

The Company had sales to 4 customers that were 51% of total revenues for the nine months ended September 30, 2013.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense was $15,300 and $17,805 for the nine months ended September 30, 2014 and 2013, respectively.

Changes in accounting standards

Management does not believe any recently issued but not yet effective accounting pronouncements, if adopted, would have a material effect on the Company’s present or future financial statements.

NOTE 2

LINE OF CREDIT

The Company has a revolving line of credit financing agreement with available credit of $500,000 which expires on January 17, 2015. The line is secured by all corporate assets and the personal guarantee of the stockholder. The outstanding balance was $339,046 and $277,988 at September 30, 2014 and December 31, 2013, respectively.

NOTE 3

LONG TERM DEBT

Long Term debt consists of the following:

	September 30, 2014	December 31, 2013
Description
Note Payable - Bank, 240,000 original principal, 36 month term, $7,193 due the 11th monthly, 5% Interest.		90,713
January 2014 the original note was moved to a new bank and the terms changed. 36 month term, $1,568 due the 17th monthly, 4.5% interest.	73,945
Total	73,945	90,713
Less Current	(18,813)	(83,675)
Total Long Term	55,132	7,038

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 4

COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leased two corporate office spaces under non-cancelable operating lease agreements. For 2012, one agreement was with an entity under common ownership. The office space leases require the Company to pay certain annual operating costs, including maintenance, insurance and real estate taxes. N’compass moved operations from this location in February of 2014 and as of March 1, 2014 was no longer paying rent for this facility. The other lease where N’compass presently operates from is a six-year lease beginning November 1, 2010 and ending on October 31, 2016. The Company recognizes rent on a straight line basis resulting in a deferred rent liability, which is included in accrued expenses on the balance sheet. Rent expense under all operating leases for the nine months ended September 30, 2014 and 2013 was $114,536 and $254,010, respectively.

Future minimum lease payments, excluding operating costs is as follows:

Year Ending December 31,	Amount
2014	100,616
2015	42,109
2016	52,728
Total	195,453

Litigation

PENDING LITIGATION: Gerald J. Hansen, Plaintiff v. N’compass Solutions, Inc., Christopher J. Flaherty, Christopher J. Pinc, and Kristi Paul, Defendants, Hennepin County, Minnesota State District Court File Number 27-CV-12-20218, Minnesota Court of Appeals Court File Number A14-0869.

An evaluation of the likelihood of an unfavorable outcome and an estimate, if one can be made, of the amount or range of potential loss.  The Company has prevailed against Hansen’s claims at the trial and post-trial stages.  The litigation is being defended vigorously and the Company has meritorious defenses and counterclaims.  While no assurance can be given as to the outcome, we believe the Company should prevail at the appellate level as well.

Buy-Sell Agreement

The Company has entered into an agreement with some key personnel which states that upon the death of such key person, the Company is required to redeem outstanding shares at fair market value. The Company currently has life insurance policies on such key personnel to help fund this obligation. The Company also has an option to establish a promissory note to pay any amounts due that exceed life insurance. As of the completion of the Share Exchange Agreement with AlphaPoint Technology Inc. on December 23, 2014, these obligations are no longer in effect, although N’compass continues to maintain these insurance policies.

NOTE 5

RELATED PARTY TRANSACTIONS

Operating Leases

As disclosed in Note 4, the Company leased their facility from an entity under common ownership.  N’compass moved operations from this location in February of 2014 and as of March 1, 2014 was no longer paying rent for this facility.

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 6

RELATED PARTY TRANSACTIONS (CONTINUED)

Litigation

Description	September 30, 2014	December 31, 2013
Note Payable – G. Hansen Buyout, $195,000 original principal, $39,000 Due 9/30 yearly for 5 years, 6% Interest	87,791	126,791
Total	87,791	126,791
Less Current	(39,000)	(31,418)
Total Long Term	48,791	95,373

	Year	Amount
	2015	39,000
	2016	48,791
	Total	87,791

Note Conversion

The Company has a note payable to Thomas Frahm – related party to an individual shareholder. The note only pays monthly interest amounts based on fixed seven percent annual rate and is due on demand.  As of September 30, 2014 and December 31, 2013 the outstanding principal was $176,630. As noted in the Subsequent Events section below, Thomas Frahm converted his note for $176,630 into share of N’compass right before the acquisition of N’compass by AlphaPoint Technology Inc. on December 23, 2014.

NOTE 7

STOCKHOLDER’S EQUITY

The Company has 50,000,000 authorized shares of Common Stock at $0.01 par value.

On September 30, 2014, the Company had 3,550,000 shares of Common Stock outstanding which include one voting right for every share of Common Stock.

NOTE 8

EMPLOYEE BENEFIT PLAN

The Company maintains a 401(k) plan which covers substantially all employees meeting certain service requirements as described in the Summary Plan Description. There were $0 contributions in 2013 and 2014.

NOTE 9

SUBSEQUENT EVENTS

In preparing these Financial Statements, the Company has evaluated events and transactions for potential recognition or disclosure.

In February 2014, related party sold property rented to N’compass.  N’compass consolidated operations into current space under the six year lease as disclosed in Note 6.

In August of 2014, N’compass completed the sale of the hardware resale business. The decision was made in July 2014 to sell the hardware resale segment to further focus the Company on its transition to a software and services business.

Results of the hardware resale business are as follows:

	September 30, 2014	December 31, 2013	December 31, 2012
Revenue	$2,063,452	$5,959,630	$5,313,206

Cost Of Revenue	1,704,953	5,027,589	4,473,773
Net Profit	$358,499	$932,041	$839,433

N'COMPASS SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2014 (REVIEWED) AND DECEMBER 31, 2013 (AUDITED)

NOTE 8

SUBSEQUENT EVENTS (CONTINUED)

Estimated Gain of the hardware resale business is as follows:

Consideration Received:
Cash	$50,000
Future cash payments (shown at net present value)	796,094
Total Consideration	$846,094
Fair value of identifiable assets acquired and liabilities sold:
Goodwill	278,042
Gain on sale	$568,052

On November 25, 2014, the Line of Credit for $500,000 was extended by the Platinum Bank to June 17, 2015.

On December 22, 2014, Thomas Frahm converted his note to N’compass in the amount $176,630 to 252,329 N’compass shares.

On December 22, 2014, Joshua Verhelst purchased 28,571 N’compass shares for the price of $19,999.70, which was put into the Company’s working capital.

On December 22, 2014, Thomas Muggli purchased 28,571 N’compass shares for the price of $19,999.70, which was put into the Company’s working capital.

On December 22, 2014, the CAP Table was adjusted to reflect the above changes and is detailed below

NSI Shareholder Register

Shareholder	NSI Series A Shares Owned	Percentage Ownership (%)
Christopher J. Flaherty	1,000,000	25.9102866688
Christopher J. Pinc	1,000,000	25.9102866688
Keith A. Meierhofer	1,000,000	25.9102866688
Kristin F. Paul	550,000	14.2506576679
Thomas H. Frahm	252,329	6.5379167249
Thomas J. Muggli	28,571	0.7402828004
Joshua J. Verhelst	28,571	0.7402828004
Totals	3,859,471	100.0000000000

On December 23, 2014 N’compass Solutions Inc. and the Shareholders noted above entered into a Share Exchange Agreement with AlphaPoint Technology Inc., a publicly traded company (OTCBB, APPO).  3,859,471 NSI Series A Shares owned by the Shareholders was exchanges for 127,832,451 newly issued unregistered shares of APPO, plus any payments to be made under a two-year Earn-Out Agreement.  The 127,832,451 APPO share are subject to 18-month Lockup Agreements with each of the above NSI Shareholders.

As a result of the above, N’compass Solutions Inc. is a wholly-owned subsidiary of AlphaPoint Technology Inc.

The Board of Directors of APPO has elected Christopher Flaherty and Christopher Pinc as directors of APPO.

Each of, Christopher Flaherty, Christopher Pinc, Kristin Paul and Keith A. Meierhofer have entered into employment agreements with APPO.

Christopher Flaherty will continue as head of the leadership team at N’compass and has become the new President of the enlarged AlphaPoint Technology, Christopher Pinc will continue in his various roles at N’compass and has become the Chief Information Officer of the enlarged AlphaPoint Technology, Kristi Paul will continue in her various roles at N’compass and has become the Chief Marketing Officer of the enlarged AlphaPoint and Keith Meierhofer will continue his various roles at N’compass and will assist the enlarged AlphaPoint on special projects. The Management of NSI will become the management team of AlphaPoint reporting to Gary Macleod, Chief Executive.